EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of SmartPros Ltd. (Company) on Form 10-K for the fiscal year ending December 31, 2014 as filed with the Securities and Exchange Commission (SEC) on the date hereof (Report), I, Stanley P. Wirtheim, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date:	March 24, 2015

/s/ Stanley P. Wirtheim
Stanley P. Wirtheim
Chief Financial Officer
(Principal Financial Officer)